EXHIBIT 10.2

          NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NO. W-2004-_                                                UP TO 956,873 SHARES
                                                          (subject to adjustment
                                                         pursuant to Section 11)

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            A-FEM MEDICAL CORPORATION
                            VOID AFTER JULY 31, 2011

Between:             A-FEM MEDICAL CORPORATION (f/k/a Athena Medical
                     Corporation),                                     the "Company"
                     a Nevada corporation

And:                 GOLDMAN, SACHS & CO.,
                     a New York limited partnership                         "Holder"

Warrant Issue Date:  October 29, 2004 (the "Warrant Issue Date")
                                            ------------------


     This certifies that, for value received, Holder is entitled, subject to the terms set forth below, to purchase from the Company, up to 956,873 shares (as adjusted subject to the terms of Section 11) (the "Warrant Shares") of Common
                                 -----------       --------------
Stock of the Company ("Common Stock"), as constituted on the Warrant Issue Date,
                       ------------
upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly completed and executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price (as defined in Section 2). The
                                                              ---------
number of Warrant Shares and the Exercise Price are subject to adjustment pursuant to Section 11. The term "Warrant" as used herein shall include this
            -----------
Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1.     Term of Warrant. Subject to the terms and conditions set forth
            ----------------
herein, this Warrant shall be exercisable, in whole or in part, during the term (the "Term") commencing on the Warrant Issue Date (referenced above) and ending
      ----
on the earliest to occur of:
       --------

          (a)     At 5:00 p.m., Pacific Standard Time, on July 31, 2011;


                                        1       WARRANT TO PURCHASE COMMON STOCK

          (b) The closing of the sale of 100% of the issued and outstanding Common Stock of the Company, whether by merger with or into any entity or by sale of such Common Stock by the holders thereof, other than to (i) any of the persons named as the "Buyers" under the terms of the Stock and Warrant Purchase Agreement among Company, Holder and such Buyers and dated contemporaneously with this Warrant, or any affiliates of such persons, or (ii) the Company or any of its officers or directors, or any of their respective affiliates; or

          (c) Ten business days after Holder receives notice from the Company that shares of Common Stock closed at or above $2.50 per share (appropriately adjusted in accordance with Section 11) for 20 days during any
                                           -----------
period of 30 consecutive days where an average of not less than 250,000 shares were traded on each of such 20 days.

     2.     Exercise Price. The exercise price at which this Warrant may be
            ---------------
exercised shall be Fifty Cents ($0.50) per share of Common Stock (the "Exercise
                                                                       --------
Price"), as adjusted from time to time pursuant to Section 11.
-----                                              -----------

     3.     Exercise of Warrant.
            --------------------

          (a)     Method. The purchase rights represented by this Warrant are
                  -------
exercisable by the Holder in whole or in part, but not for less than 10,000 Warrant Shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11), at any time, or from time to time, during
                          ----------
the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by wire transfer or cashier's check acceptable to the Company.

          (b)     Time of Exercise. This Warrant shall be deemed to have been
                  -----------------
exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant may then be exercised.

     4.     No Fractional Shares or Scrip. No fractional Warrant Shares or scrip
            ------------------------------
representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5.     Replacement of Warrant. On receipt of evidence reasonably
            -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and


                                        2       WARRANT TO PURCHASE COMMON STOCK
substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6.     Rights of Stockholders. The Holder shall not be entitled to vote or
            -----------------------
receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

     7.     Transfer of Warrant.
            --------------------

          (a)     Warrant Register. The Company will maintain a register (the
                  -----------------
"Warrant Register") containing the name and address of the Holder and any
 ---------------
assignee hereof. The Holder may change his or her address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b)     Warrant Agent. The Company may, by written notice to the
                  --------------
Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a), issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

          (c)     Transferability and Non-negotiability of Warrant. This Warrant
                  -------------------------------------------------
may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to
                                                             ---
this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d)     Exchange of Warrant Upon a Transfer. On surrender of this
                  ------------------------------------
Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7,
                                                                   ----------
the Company at its expense shall issue to or on the


                                        3       WARRANT TO PURCHASE COMMON STOCK
order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (e)     Compliance with Securities Laws.
                  --------------------------------

               (i) The Holder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired by the Holder for investment, and not with a current view to offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely by Holder for investment and that Holder is an "accredited investor" as such term is defined in Regulation D promulgated under the Act, and not with a view toward distribution or resale.

               (ii) All Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW AND NO INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (II) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR
     (III) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

     8.     Reservation of Stock. The Company covenants that during the term
            ---------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its articles of incorporation or other charter documents to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall


                                        4       WARRANT TO PURCHASE COMMON STOCK
constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     9.     Notices.
            --------

          (a)     Certificate as to Adjustments. Upon the occurrence of each
                  ------------------------------
adjustment or readjustment pursuant to Section 11, the Company at its expense
                                       -----------
shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate signed by the Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the number of Warrant Shares purchasable hereunder and the Exercise Price therefor after giving effect to such adjustment, or readjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant.

          (b)     Notice of Certain Events. In case:
                  -------------------------

               (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

               (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up and (C) if applicable, that the Company expects that the Warrant will terminate pursuant to Section l(b) as a result of the consummation of such event. Such notice shall be mailed at least 15 days prior to the date therein specified.


                                        5       WARRANT TO PURCHASE COMMON STOCK

          (c)     Receipt. All such notices, advices and communications shall be
                  --------
deemed to have been received (i) in the case of personal delivery or delivery by nationally-recognized overnight courier, on the date of such delivery, (ii) in the case of mailing, on the third business day following the date of such mailing, and (iii) in the case of facsimile delivery, upon confirmed facsimile transmission.

     10.     Amendments.
             -----------

          (a)     Method, Effect and Notice. Any term of this Warrant may be
                  --------------------------
amended only with the written consent of the Company and the Holder.

          (b)     Waivers. No waivers of, or exceptions to, any term, condition
                  --------
or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     11.     Adjustments. The number of Warrant Shares and the Exerice Price are
             ------------
subject to adjustment from time to time as follows:

          (a)     Merger, Sale of Assets, etc. Subject to the terms of Section
                  ----------------------------
l(b), if at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the Warrant Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this
                               -----------
Section 11 (a) shall similarly apply to successive reorganizations,
-------------
consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board of Directors of the Company (the "Board"). In all
                                                             -----
events, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.


                                        6       WARRANT TO PURCHASE COMMON STOCK

          (b)     Reclassification, etc. If the Company, at any time while this
                  ----------------------
Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.
                               -----------

          (c)     Split, Subdivision or Combination of Shares. If the Company at
                  --------------------------------------------
any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and the number of shares for which this Warrant is exercisable shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of combination.

          (d)     Adjustments for Dividends in Stock or Other Securities or
                  ---------------------------------------------------------
Property. If while this Warrant, or any portion hereof, remains outstanding and
--------
unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.
                                 -----------

          (e)     Duty to Make Fair Adjustments in Certain Cases. If any event
                  -----------------------------------------------
occurs as to which in the opinion of the Board the other provisions of this
Section 11 are not strictly applicable or if strictly applicable would not
----------
fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board shall make an adjustment in the application of such provisions, in accordance with such essential intent and principals, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Section
                                                                       -------
11.
---

          (f)     No Impairment The Company will not, by any voluntary action,
                  -------------
avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the


                                        7       WARRANT TO PURCHASE COMMON STOCK
provisions of this Section 11 and in the taking of all such action as may be
                   ----------
necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

     12.     Miscellaneous.
             --------------

          (a)     Survival of Warranties. The warranties, representations and
                  -----------------------
covenants of the Company and Holder contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Holder or the Company.

          (b)     Successors and Assigns. Except as otherwise provided herein,
                  -----------------------
the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of Warrant Shares issued upon exercise of this Warrant). Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

          (c)     Governing Law. This Warrant shall be governed by and construed
                  --------------
under the laws of the State of Oregon without reference to such state's choice of law rules.

          (d)     Titles and Subtitles. The titles and subtitles used in this
                  ---------------------
Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

          (e)     Notices. Unless otherwise provided, any notice required or
                  --------
permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by nationally-recognized overnight courier to the party to be notified, or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified, or upon confirmed facsimile transmission, at the address or facsimile number indicated for such party on the signature page hereof, or at such other address or facsimile number as such party may designate by ten days' advance written notice to the other parties.

          (f)     Attorneys' Fees. Should any litigation be commenced between
                  ----------------
the parties concerning this Warrant or the transactions contemplated hereby, the prevailing party in such litigation shall be entitled, in addition to such other relief as may be granted, to receive from the losing party a reasonable sum as and for its attorneys' fees, at trial, on appeal or in connection with any petition for review, said amount to be set by the court before which the matter is heard.

          (g)     Severability. If one or more pro visions of this Warrant are
                  -------------
held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant, shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (h)     Construction.
                  -------------

               (i) For purposes of this Warrant, whenever the context requires: the singular number shall include the plural and vice versa; the masculine gender


                                        8       WARRANT TO PURCHASE COMMON STOCK
          shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

               (ii) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Warrant.

               (iii) Except as otherwise indicated, all references in this Warrant to "Sections" are intended to refer to Sections of this Warrant.

                            [Signature page follows.]


                                        9       WARRANT TO PURCHASE COMMON STOCK

          IN WITNESS WHEREOF, the parties have executed this Warrant as of the Warrant Issuance Date.

A-FEM MEDICAL CORPORATION              GOLDMAN, SACHS & CO.

By:                                    By:
   ----------------------------------     -------------------------------------

Name:                                  Name:
     --------------------------------       -----------------------------------

Its:                                   Its:
    ---------------------------------      ------------------------------------

Address: P.O. Box 2900                 Address: 85 Broad Street
         Wilsonville, OR 97070                  New York, NY 10004
         Attention: William Fleming             Attention: Lance West,
                                                Managing Director


             SIGNATURE PAGE TO THE WARRANT TO PURCHASE COMMON STOCK

                               NOTICE OF EXERCISE

To:  A-Fem Medical Corporation

     (1) The undersigned hereby elects to purchase ____________ shares of Common Stock ("Common Stock") of A-Fem Medical Corporation pursuant to the terms
               ------------
of the attached Warrant to Purchase Common Stock (the "Warrant"), and tenders
                                                       -------
herewith payment of the aggregate Exercise Price (as defined in the Warrant) therefor in full.

     (2) In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired by the undersigned for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                       ----------------------------------------
                                       (Name)


                                       ----------------------------------------
                                       (Name)

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                       ----------------------------------------
                                       (Name)



------------------------------------  ----------------------------------------
(Date)                                (Signature)

                                 ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                    Address              No. of Shares
----------------                    -------              -------------






and does hereby irrevocably constitute and appoint ______________ Attorney to make such transfer on the books of A-Fem Medical Corporation, maintained for the purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated:
      ------------




                                       ----------------------------------------
                                       Signature of Holder